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                                                                    EXHIBIT 4.1


                                  COMMON STOCK

                          [CARDINAL HEALTH, INC. LOGO]

                              CARDINAL HEALTH, INC.

    NUMBER        INCORPORATED UNDER THE LAWS OF THE STATE OF OHIO     SHARES
A

                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                CUSIP 14149Y 10 8

                               THIS CERTIFIES THAT

                                 IS THE OWNER OF

       FULLY PAID AND NON-ASSESSABLE COMMON SHARES, WITHOUT PAR VALUE, OF

CARDINAL HEALTH, INC., TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER OF THIS CERTIFICATE IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR.

                                                        [STATUE OF LIBERTY LOGO]

         DATED:

                              /S/ ROBERT D. WALTER
                              CHAIRMAN OF THE BOARD

COUNTERSIGNED AND REGISTERED:
         FIRST CHICAGO TRUST COMPANY OF NEW YORK
                  TRANSFER AGENT
                  AND REGISTRAR

                              /S/ PAUL S. WILLIAMS
                                    SECRETARY

         BY                   AUTHORIZED SIGNATURE



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               2

Cardinal Health, Inc. will mail to each shareholder without charge within five days of receipt of written request therefor a copy of the express terms, if any, of the shares represented by this certificate and of the other class or classes and series of shares, if any, which the corporation is authorized to issue.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common                       UNIF GIFT MIN ACT - __________Custodian _______
     TEN ENT - as tenants by the entireties                                     (Cust)            (Minor)
     JT TEN  - as joint tenants with right of                                 under Uniform Gifts to Minors
               survivorship and not as tenants                                Act _________________________
               in common                                                                  (State)

     Additional abbreviations may also be used though not in the above list.

For value received, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

- --------------------------------------

- --------------------------------------



- ------------------------------------------------------------------------------
     (PLEASE PRINT OR TYPE ASSIGNEE'S NAME AND ADDRESS, INCLUDING ZIP CODE)

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- ------------------------------------------------------------------------------

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of the shares represented by this certificate, and hereby irrevocably constitute(s) and appoint(s)

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attorney, with full power of substitution, to transfer the shares on the books of the corporation.

Dated ___________________________   ____________________________________________


                                    x
                                    --------------------------------------------
                                                    (Signature)

    AFFIX MEDALLION SIGNATURE       x
     GUARANTEE IMPRINT BELOW        --------------------------------------------
                                                    (Signature)

                                    --------------------------------------------

                                    ABOVE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                    CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                    FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                    WITHOUT ALTERATION OR ENLARGEMENT, OR ANY
                                    CHANGE WHATEVER.

                                    THE SIGNATURE(S) MUST BE GUARANTEED BY AN
                                    ELIGIBLE GUARANTOR INSTITUTION SUCH AS A
                                    SECURITIES BROKER/DEALER, COMMERCIAL BANK &
                                    TRUST COMPANY, SAVINGS AND LOAN ASSOCIATION
                                    OR A CREDIT UNION PARTICIPATING IN A
                                    MEDALLION PROGRAM APPROVED BY THE SECURITIES
                                    TRANSFER ASSOCIATION, INC.